SHAREHOLDERS’ EQUITY	12 Months Ended
Dec. 31, 2025
Disclosure of classes of share capital [abstract]
SHAREHOLDERS’ EQUITY	SHAREHOLDERS’ EQUITY
Share capital
The authorized share capital of the Company is EUR 75,000,000 divided into 2,495,175,000 shares of a nominal or par value of EUR 0.0300580119630888 each. As of December 31, 2025, there were 557,667,387 shares outstanding, amounting to share capital of $18.6 million. As of December 31, 2024, there were 553,631,196 shares outstanding, amounting to share capital of $18.6 million.
Immediately prior to the completion of the IPO, the Company (i) redesignated and reclassified each of the issued and outstanding class A voting shares and each of the issued and outstanding class B non-voting shares into a single class of ordinary shares, each entitled to one vote per share (collectively, the “Reclassification”) and (ii) effected the Share Split. Following the Reclassification and the Share Split, but before giving effect to the IPO, the Company had 384,499,607 ordinary shares issued and outstanding. After giving effect to the IPO, the Company had 505,249,607 ordinary shares issued and outstanding.
In addition to the Reclassification and the Share Split, the Company equitized a portion of Borrowings from related parties (comprised of the Investment Loan and Facility A Loan) in the amount of $2.56 billion (the “Equitization”), which resulted in an increase of Capital reserve. The Equitization is accounted for as a capital contribution.
In connection with the IPO, the Company eliminated the line item Reserves and instead introduced the Share premium, Capital reserve, and Cash flow hedge reserve line items to be presented on the face of the consolidated statement of financial position. Certain amounts have been reclassified as of December 31, 2023 to conform to the current presentation. Share premium reflects the amount of share offering proceeds exceeding the par value. Capital reserve reflects the Equitization and suspension of interest relating to the borrowings from related parties. Management believes that this presentation improves comparability to peers and investors’ understanding of the financial impact resulting from the IPO and the Equitization.

Initial public offering
On January 31, 2024, the Company’s initial public offering (including the proceeds from the exercise of the overallotment option described below, together with the use of proceeds therefrom, the “Amer Sports IPO”) priced and its ordinary shares began trading on the New York Stock Exchange under the ticker “AS” on February 1, 2024.
The Amer Sports IPO closed on February 5, 2024, raising $1,365.0 million in gross proceeds, and the underwriters subsequently exercised a portion of their overallotment option to purchase additional shares, raising $102.4 million in additional gross proceeds on February 6, 2024.
On February 8, 2024, the underwriters exercised the remaining portion of the option to purchase additional shares, raising an additional $102.4 million in further additional gross proceeds. Transaction costs accounted for as a deduction from share premium associated with the IPO were $61.6 million.
Follow-on offering
On December 6, 2024, the Company closed its follow-on offering, raising $1,079.2 million in gross proceeds which includes the underwriters overallotment option of $140.8 million. Transaction costs accounted for as a deduction from share premium associated with the follow-on offering were $34.1 million.
Reconciliation of number of shares outstanding

Number of shares	2025	2024
Shares outstanding as of January 1st	553,631,196	384,499,607
Shares sold externally	—	167,670,000
Shares issued due to exercise of share options and vesting of RSUs and PSUs	4,036,191	1,461,589
Shares outstanding as of December 31st	557,667,387	553,631,196